Keystone Diversified Bond Fund (B-2)
(formerly Keystone Custodian Fund, Series B-2)

Seeks generous income and capital preservation from a broad spectrum of bonds.

Dear Shareholder:

We would like to take this opportunity to report on the performance of Keystone Diversified Bond Fund (B-2) for the Fund's fiscal year which ended August 31, 1995.

Performance

Your Fund returned 8.13% for the twelve-month period which ended August 31, 1995. Most of this performance was achieved during the last six months of this period, returning 6.26% from February 28 to August 31. The Lehman Aggregate Bond Index, a broad-based index of corporate, government and mortgage securities, returned 11.31% for the twelve-month period and 7.79% for the six-month period.

   After underperforming in 1994, bonds made strong gains in 1995, as interest rates declined and bond prices rose. Slowing economic growth and evidence of moderate inflation in the first half of 1995 contributed to the favorable environment for bonds and the performance of most Fund holdings. High quality corporate bonds provided some of the best returns, an area we emphasized in the first half of 1995. The Fund's high yield bond holdings, which have been an important source of attractive income to the Fund for some time, also performed well. However, a few of the portfolio's high yield bond holdings experienced sharp price declines during the period. The overall effect on your Fund was relatively small, but it contributed to the slight underperformance during the twelve-month period.

   Keystone Diversified Bond Fund (B-2) was designed to seek current income by investing in a variety of bonds, including corporate, U.S. Treasury, and mortgage-backed securities. We maintain a flexible and diversified approach to managing the Fund which is based on changes in the economic and business cycles. As a result, we made several adjustments to the portfolio in an attempt to capitalize on attractive income and return opportunities.

   To take advantage of rising short-term interest rates and relatively stable long-term rates during the last half of 1994, we invested in bonds with one- to three-year maturities and ten-year or longer maturities. In the higher interest rate environment, the Fund's increased emphasis on short-term securities provided attractive income and the Fund's long-term bonds provided relative price stability. As interest rates declined in 1995, we emphasized bonds with maturities in the three- to ten-year range. This approach helped the Fund generate a steady stream of income and some capital appreciation. Throughout the twelve-month period we upgraded the credit quality of the bonds in the portfolio in anticipation of slower economic growth. When economic growth slows, higher quality bonds tend to outperform lower quality issues.

Our Outlook

The "soft landing" we expected for the U.S. economy has arrived. We believe it should give way to non-inflationary growth and an environment of improved stability for bond investors. Over the next several months, we expect short-term rates to decline more than long-term rates. We anticipate that long-term rates will remain stable or decline slightly. Combined with our emphasis on higher quality bonds, we expect the Fund's dividend may need to be reduced in the short term.

   We believe there are positive fundamental trends occurring in corporate America and in the U.S. government that bode well for the bond market. As corporations restructured their businesses over the past several years, they have paid down debt, reduced costs and kept prices relatively stable. If these events continue, inflation risk and

                                                                 --continued--

Keystone Diversified Bond Fund (B-2)
(formerly Keystone Custodian Fund, Series B-2)

interest rate risk should be kept to a minimum. We will monitor these developments carefully and will adjust our investment strategy as conditions warrant.

   We believe your Fund's flexible investment approach, our intensive credit research, and our selective allocation of Fund assets among a variety of different types of bonds--U.S. government obligations, mortgage-backed securities, and high grade and high yield corporate bonds--can continue to provide investors with attractive income and total returns over the long term.

   Thank you for your continued support of Keystone Diversified Bond Fund (B-2). If you have any questions or comments about your investment, we encourage you to write us.

Sincerely,

/s/ Albert H. Elfner, III
Chairman and President
Keystone Investments, Inc.

/s/ George S. Bissell
Chairman of the Board
Keystone Funds

[Photo Albert H. Elfner, III]                [Photo George S. Bissell]
    Albert H. Elfner, III                       George S. Bissell

October 1995

A Discussion With
Your Fund Manager

[Photo: Christopher P. Conkey]

Christopher P. Conkey is senior portfolio manager of Keystone Diversified Bond Fund (B-2). Mr. Conkey is a senior vice president and leads Keystone's high grade bond group. A Chartered Financial Analyst, he has 11 years of experience managing fixed-income investments. Mr. Conkey holds a BA in economics from Clark University and an MBA in finance from Boston University.

Q What was the economic environment like during the twelve-month period?

A The economic environment improved significantly for bonds during the twelve-month period. From August through December 1994, economic growth was strong, and there were concerns that inflation might rise. The Federal Reserve Board (the Fed) maintained its policy of raising interest rates in order to keep inflation in check. At the beginning of 1995, economic growth began to slow, inflation fears waned, and interest rates began to decline. The Fed reacted to these events by decreasing short-term interest rates in July 1995.

Q How did you manage the Fund in this environment?

A We employed two distinct investment strategies. During the first half of the period, when short-term interest rates rose, we structured the portfolio in a barbelled configuration. That is, we emphasized shorter term (one- to three-year maturities) and longer term bonds (ten-year maturities or longer). We believed that intermediate term bonds, those with three- to ten-year maturities, would underperform in a rising rate environment. The barbelled strategy allowed the Fund to take advantage of rising short-term interest rates and, at the same time, benefit from the stability that long-term rates provided.

When interest rates declined early in 1995, we changed this strategy to focus on bonds in the three- to ten-year maturity range. We thought these intermediate term bonds were attractively priced and believed they would perform better in a declining interest rate environment.

Q What types of bonds did you emphasize during the period?

A At the beginning of the twelve-month period, we emphasized long-term Treasury bonds and adjustable-rate mortgage securities (ARMS). As short-term rates rose in 1994, ARMS provided automatic increases in income. At the same time, the portfolio's long-term Treasuries offered better price stability than short-term securities.

--------------------------------------------------------------------------------
Fund Profile

Objective: Seeks generous income and capital preservation from a broad spectrum of bonds.
Commencement of investment operations: September 11, 1935
Average maturity: 11 years
Average quality: A
Net assets: $735 million
Newspaper listing: DivrB2
--------------------------------------------------------------------------------

[Pie chart]

Asset Allocation as of August 31, 1995

Short-term investments                   (6.6%)
Other                                    (2.7%)(1)
Corporate bonds                         (50.3%)
Mortgage-backed securities              (19.1%)
US government obligations               (15.3%)
Foreign bonds (US dollar-denominated)    (6.0%)

(as a percentage of net assets)

    Early in 1995, when it appeared that interest rates would decline, we ended our barbelled strategy instead favoring investment grade corporate bonds with intermediate term maturities and asset-backed securities. As we made this change we reduced the Fund's holdings of Treasuries to 17% of net assets and sold nearly all of the ARMS.

Q In what economic sectors did you find the most attractive high grade bonds?

A We favored interest sensitive sectors such as banking and finance. From February 1995 through August 1995, the finance weighting in the portfolio increased from 10% to 14% of net assets. During periods of declining interest rates, profits of banks and other financial institutions tend to rise and this enhances the credit quality and the attractiveness of their bonds.
 We also invested in industrial bonds. We concentrated in areas that we believed were benefiting from strong economic growth, a weaker US dollar, and an increase in the productivity and competitiveness of US corporations. These included the automotive, shipping, and energy sectors of the economy. The appeal of industrial bonds was further enhanced by the low level of new issuance. These bonds were attractive to investors seeking high quality securities, and this boosted their prices. When adding new bonds to the portfolio, we focused on those with the highest credit quality ratings, that is, those rated A and AA by Standard & Poor's Corporation or Moody's Investors Service, Inc.

Q What was your strategy for high-yield bonds?

A The high-yield bond weighting in the Fund remained at approximately 30% of net assets during the period. We invested in 57 different issuers, and the average size of each position was less than 1% of net assets. Because we believed economic growth would slow in 1995, we adopted a more defensive strategy by adding higher quality bonds, especially BB-rated bonds. BB-rated bonds have the potential to provide stability and liquidity when the economy slows, but typically have lower yields. During 1995, a number of the portfolio's BB-rated bonds outperformed lower quality high yield securities. We shifted the Fund's sector allocation away from cyclical industries--those that tend to be affected by an acceleration in economic activity--to more defensive industries. These included companies in the food and beverage, healthcare, media, and cable areas.

Q What is your outlook?

A We believe that the economy will continue to expand over the next several months. However, we anticipate that economic growth will be more moderate than the level we experienced in 1995. We expect interest rates to continue to decline and inflation to remain relatively low. Although lower market rates and a higher quality portfolio may result in less income for the Fund's investors, we think this should be a modestly favorable environment with most of the Fund's return coming from income rather than price appreciation.
                                    [diamond]
                        This column is intended to answer
                questions about your Fund. If you have a question
                    you would like answered, please write to:
                 Keystone Investment Distributors Company, Inc.
              Attn: Manager, Shareholder Communications, 22nd Floor
             200 Berkeley Street, Boston, Massachusetts 02116-5034.

(1) Includes common stock and warrants, a convertible bond and other assets and liabilities.

Your Fund's Performance

[Mountain chart]

Growth of an investment in
Keystone Diversified Bond Fund (B-2)


In Thousands

        Initial        Reinvested
       Investment     Distributions
8/85      10000           10000
8/86      10658           11801
8/87      10037           12297
8/88       9549           12987
8/89       9416           14186
8/90       8233           13840
8/91       8158           15304
8/92       8726           17888
8/93       9055           20165
8/94       8110           19453
8/95       8010           21034


A $10,000 investment in Keystone Diversified Bond
Fund (B-2) made on August 31, 1985 with all distributions reinvested was worth $21,034 on August 31, 1995. Past performance is no guarantee of future results.


Twelve-Month Performance as of August 31, 1995
========================================================
Total return*                       8.13%
Net asset value  8/31/94          $15.28
                 8/31/95          $15.09
Dividends                         $ 1.36
Capital gains                       None

* Before deduction of contingent deferred sales charge (CDSC).


Historical Record as of August 31, 1995
========================================================

                               If you        If you did
Cumulative total return       redeemed       not redeem
1-year                           5.17%         8.13%
5-year                          51.98%        51.98%
10-year                        110.34%       110.34%

Average annual total return
1-year                           5.17%         8.13%
5-year                           8.73%         8.73%
10-year                          7.72%         7.72%

The one-year return reflects the deduction of the 3% contingent deferred sales charge for those investors who sold Fund shares after one calendar year. Investors who retained their fund investment received the one-year return reported in the second column of the table.

   The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

   You may exchange your shares to another Keystone fund for a $10 fee by contacting Keystone directly. The exchange fee is waived for individual investors who make an exchange using Keystone's Automated Response Line
(KARL). The Fund reserves the right to change or terminate the exchange offer.

Growth of an Investment


[Line chart]

Comparison of change in value of a $10,000 investment in Keystone Diversified Bond Fund (B-2), the Lehman
Aggregate Bond Index and the Consumer Price Index.

Fund Average Annual Total Return
1 Year    5 Year      10 Year
5.17%     8.73%        7.72%

In Thousands       August 31, 1985 through August 31, 1995

         Fund        LABI      CPI
8/85    10000       10000     10000
8/86    11801       12274     10157
8/87    12297       12392     10593
8/88    12987       13436     11019
8/89    14186       15210     11537
8/90    13840       16306     12185
8/91    15304       18687     12648
8/92    17888       21209     13046
8/93    20165       23539     13407
8/94    19453       23180     13796
8/95    21034       25802     14120



Past performance is no guarantee of future results. The one-year return reflects the deduction of the Fund's 3% contingent deferred sales charge for shares held for at least one year. Consumer Price Index is through July 31, 1995.



This chart graphically compares your Fund's total return performance to certain investment indexes. It is the result of fund performance guidelines issued by the Securities and Exchange Commission. The intent is to provide investors with more information about their investment.

Components of the Chart

The chart is composed of several lines that represent the accumulated value of an initial $10,000 investment for the period indicated. The lines illustrate a hypothetical investment in:

1. Keystone Diversified Bond Fund (B-2)

The Fund seeks generous income and capital preservation from a broad spectrum of bonds. Total return quotations are stated after deducting sales charges (if applicable), fund expenses and transaction costs, and assumes reinvestment of all distributions.

2. Lehman Aggregate Bond Index (LABI)

The LABI is a broad-based, unmanaged fixed-income index of US government, corporate and mortgage-backed securities. It represents the price change and coupon income of several thousand securities of various credit qualities and maturities. Securities are selected and compiled by Lehman Brothers, Inc. according to criteria that may be unrelated to your Fund's investment objective. It would be difficult for most individual investors to duplicate this index.

3. Consumer Price Index (CPI)

This index is a widely recognized measure of the cost of goods and services produced in the US. The index contains factors such as prices of services, housing, food, transportation and electricity which are compiled by the US Bureau of Labor Statistics. The CPI is generally considered a valuable benchmark for investors who seek to outperform increases in the cost of living.

   These indexes do not include transaction costs associated with buying and selling securities, and do not hold cash to meet redemptions. It would be difficult for most individual investors to duplicate these indexes.

Understanding What the Chart Means

The chart demonstrates your Fund's total return performance in relation to a well known investment index and to increases in the cost of living. It is important to understand what the chart shows and does not show.

   This illustration is useful because it charts Fund and index performance over the same time frame and over a long period. Long-term performance is a more reliable and useful measure of performance than measurements of short-term returns or temporary swings in the market. Your financial adviser can help you evaluate fund performance in conjunction with the other important financial considerations such as safety, stability and consistency.

Limitations of the Chart

The chart, however, limits the evaluation of Fund performance in several ways. Because the measurement is based on total returns over an extended period of time, the comparison often favors those funds which emphasize capital appreciation when the market is rising. Likewise, when the market is declining, the comparison usually favors those funds which take less risk.

Performance Can Be Distorted

Funds which are more conservative in their orientation and which place an emphasis on capital preservation will tend to compare less favorably when the market is rising. In addition, funds which have income as one of their objectives also will tend to compare less favorably to relevant indexes.

   Indexes may also reflect the performance of some securities which a fund may be prohibited from buying. A bond fund, for example, may be limited to investments in only high quality bonds, or a stock fund may only be able to buy stocks that have been traded on a stock exchange for a minimum number of years or stocks that have a certain market capitalization. Indexes usually do not have the same investment restrictions as your Fund.

Indexes Do Not Include Costs of Investing

The comparison is further limited in its utility because the indexes do not take into account any deductions for sales charges, transaction costs or other fund expenses. Your Fund's performance figures do reflect such deductions. Sales charges--whether up-front or deferred--pay for the cost of the investment advice of your financial adviser. Transaction costs pay for the costs of buying and selling securities for your Fund's portfolio. Fund expenses pay for the costs of investment management and various shareholder services. None of these costs are reflected in index total returns. The comparison is not completely realistic because an index cannot be duplicated by an investor--even an unmanaged index--without incurring some charges and expenses.

One of Several Measures

The chart is one of several tools you can use to understand your investment. It should be read in conjunction with the Fund's prospectus, and annual and semiannual reports. Also, your financial adviser, who understands your personal financial situation, can best explain the features of your Keystone fund and how it applies to your financial needs.

Future Returns May Be Different

Shareholders also should be mindful that the long-run performance of either the Fund or the indexes is not representative of what shareholders should expect to receive from their Fund investment in the future; it is presented to illustrate only past performance and is not a guarantee of future returns.

Keystone Diversified Bond Fund (B-2)
(formerly Keystone Custodian Fund, Series B-2)

SCHEDULE OF INVESTMENTS--August 31, 1995

                                                              Interest    Maturity       Par        Market
                                                                Rate        Date        Value        Value
=============================================================================================================
FIXED INCOME (91.1%)
CONVERTIBLE BONDS (0.4%)
RESTAURANTS (0.4%)
  Boston Market, Inc.                   Conv. Deb.
                                        (Subord.)               4.500%      2004    $ 3,250,000   $ 3,083,438
-------------------------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
  (Cost $3,250,000)                                                                                 3,083,438
-------------------------------------------------------------------------------------------------------------
INDUSTRIAL BONDS & NOTES (50.3%)
ADVERTISING & PUBLISHING (0.7%)
  Outlet Broadcast, Inc.                Sr. Notes (Subord.)    10.875       2003      4,375,000     4,725,000
-------------------------------------------------------------------------------------------------------------
AMUSEMENTS (1.3%)
  Affinity Group, Inc.                  Gtd. Sr. Notes
                                        (Subord.)              11.500       2003      3,000,000     3,007,500
  Boyd Gaming Corp.                     Sr. Notes (Subord.)    10.750       2003      3,000,000     3,105,000
  Six Flags Theme Parks, Inc.
    (Effective Yield 11.123%) (c)
    (f)                                 Sr. Disc. Notes         0.000       2005      4,250,000     3,113,125
-------------------------------------------------------------------------------------------------------------
                                                                                                    9,225,625
-------------------------------------------------------------------------------------------------------------
AUTOMOTIVE (1.5%)
  Olympic Automobile                    Series 1995 C Class
                                        A2                      6.200       2002     10,730,000    10,717,875
-------------------------------------------------------------------------------------------------------------
BROADCASTING (2.0%)
  Continental Cablevision, Inc.         Sr. Deb.                9.500       2013      7,750,000     8,089,063
  MFS Communications, Inc.
    (Effective Yield 9.373%) (c)        Sr. Disc. Notes         0.000       2004      4,000,000     2,980,000
  Sinclair Broadcast Group, Inc.        Sr. Notes (Subord.)    10.000       2005      3,575,000     3,610,750
-------------------------------------------------------------------------------------------------------------
                                                                                                   14,679,813
-------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS (1.3%)
  Associated Materials, Inc.            Sr. Notes (Subord.)    11.500       2003      2,000,000     1,840,000
  HMH Properties, Inc. (f)              Sr. Secd. Notes         9.500       2005      5,000,000     4,800,000
  Schuller International Group, Inc.    Sr. Notes              10.875       2004      3,000,000     3,285,000
-------------------------------------------------------------------------------------------------------------
                                                                                                    9,925,000
-------------------------------------------------------------------------------------------------------------
CAPITAL GOODS (1.2%)
  Inland Steel Industries, Inc.         Notes                  12.750       2002      4,200,000     4,714,500
  Tenneco, Inc.                         Notes                  10.375       2000      3,555,000     4,092,338
-------------------------------------------------------------------------------------------------------------
                                                                                                    8,806,838
-------------------------------------------------------------------------------------------------------------
CHEMICALS (1.4%)
  Key Plastics, Inc.                    Sr. Notes Series B     14.000       1999      6,500,000     6,565,000
  Uniroyal Chemical Corp. Investors
    Holding, Inc.                       Sr. Notes (Subord.)    11.000       2003      4,000,000     4,020,000
-------------------------------------------------------------------------------------------------------------
                                                                                                   10,585,000
-------------------------------------------------------------------------------------------------------------

See Notes to Schedule of Investments.

                                      8

CONSUMER GOODS (1.7%)
  Coty, Inc.                            Sr. Notes (Subord.)    10.250%      2005    $ 4,500,000  $  4,635,000
  Drypers Corp.                         Sr. Notes Series B     12.500       2002      5,000,000     2,750,000
  Ralphs Grocery Co.                    Sr. Notes              10.450       2004      5,000,000     4,887,500
-------------------------------------------------------------------------------------------------------------
                                                                                                   12,272,500
-------------------------------------------------------------------------------------------------------------
DIVERSIFIED COMPANIES (2.5%)
  General Electric Capital Corp.        Notes                   8.750       2007     10,275,000    11,822,621
  Jordan Industries, Inc.               Sr. Notes              10.375       2003      5,000,000     4,637,500
  Jordan Industries, Inc.               Sr. Disc. Deb.
    (Effective Yield 11.740%) (c)       (Subord.)               0.000       2005      3,000,000     1,815,000
-------------------------------------------------------------------------------------------------------------
                                                                                                   18,275,121
-------------------------------------------------------------------------------------------------------------
FINANCE (13.9%)
  American Life Holding Co.             Sr. Notes (Subord.)    11.250       2004      4,000,000     4,200,000
  Banc One Credit Card Master Trust     Series 1994-A
                                        Class A                 7.150       1998      7,260,000     7,346,176
  Comerica, Inc.                        Subord. Notes           7.250       2007      5,000,000     5,038,650
  Commercial Credit Group, Inc.         Notes                  10.000       2009      5,000,000     6,163,400
  Commercial Credit Group, Inc.         Notes                  10.000       2008      6,000,000     7,368,180
  Corestates Home Equity Loan           Notes                   6.650       2009      1,563,106     1,552,414
  European Investment Bank              Deb.                    9.125       2002      6,750,000     7,684,808
  Ford Motor Credit Co.                 Notes                   6.750       2008      9,000,000     8,707,590
  General Motors Acceptance Corp.       Med. Term Notes         7.375       1998      3,300,000     3,371,742
  Marine Midland                        Asset Backed            8.000       2024      4,579,169     4,476,138
  MBNA Master Credit Card Trust II      Series 1995-C
                                        Class A                 6.450       2008      9,000,000     8,797,500
  Norwest Corp.                         Med. Term Notes         6.500       2005      9,250,000     9,001,453
  Paine Webber Group, Inc.              Notes                   8.250       2002      6,650,000     6,934,953
  Premium Standard Farms Finance L P    Sr. Secd. Disc.
    (b) (h)                             Exch. Notes            12.000       2003      9,577,000     6,991,210
  Sears Roebuck Acceptance Corp.        Med. Term Notes         6.240       1999      3,725,000     3,673,446
  Standard Credit Card Trust            Series 1990 Class A     9.500       1998      6,890,000     7,230,159
  Tembec Finance Corp.                  Sr. Notes               9.875       2005      3,700,000     3,700,000
-------------------------------------------------------------------------------------------------------------
                                                                                                  102,237,819
-------------------------------------------------------------------------------------------------------------
FOODS (2.2%)
  Brunos, Inc.                          Sr. Notes              10.500       2005      3,500,000     3,403,750
  Cott Corp. Quebec                     Sr. Notes               9.375       2005      5,000,000     5,000,000
  PM Holdings Corp.                     Units (Sr. Disc.
                                        Notes/Wts.)            11.500       2005      4,812,000     2,502,240
  Specialty Foods Corp.                 Sr. Notes (Subord.)
                                        Series B               11.250       2003      5,250,000     5,145,000
-------------------------------------------------------------------------------------------------------------
                                                                                                   16,050,990
-------------------------------------------------------------------------------------------------------------
HEALTHCARE (0.5%)
  Ornda Healthcorp                      Sr. Notes (Subord.)    11.375       2004      3,000,000     3,300,000
-------------------------------------------------------------------------------------------------------------

                                                                                     (continued on next page)

                                      9

-------------------------------------------------------------------------------------------------------------
INSURANCE (4.2%)
  CCP Insurance                         Sr. Notes              10.500%      2004    $ 5,000,000   $ 5,237,500
  Chartwell Re Corp.                    Sr. Notes              10.250       2004      4,000,000     3,940,000
  MBIA, Inc.                            Deb.                    9.375       2011     15,000,000    17,701,050
  Reliance Group Holdings, Inc.         Sr. Deb. (Subord.)      9.750       2003      4,000,000     3,880,000
-------------------------------------------------------------------------------------------------------------
                                                                                                   30,758,550
-------------------------------------------------------------------------------------------------------------
MISCELLANEOUS (0.7%)
  Los Angeles, California               Fire Safety
                                        Improvements
                                        Assessment Dist. #1     8.480       2015      5,000,000     5,181,250
-------------------------------------------------------------------------------------------------------------
NATURAL GAS (0.7%)
  TransTexas Gas Corp.                  Sr. Secd. Notes        11.500       2002      5,000,000     5,237,500
-------------------------------------------------------------------------------------------------------------
OFFICE & BUSINESS EQUIPMENT (0.4%)
  Specialty Equipment Companies,
    Inc.                                Sr. Notes (Subord.)    11.375       2003      2,500,000     2,625,000
-------------------------------------------------------------------------------------------------------------
OIL (2.0%)
  Occidental Petroleum Corp.            Med. Term Notes         6.350       2000      1,900,000     1,852,405
  Occidental Petroleum Corp.            Med. Term Notes         6.240       2000      5,550,000     5,383,334
  Plains Resources, Inc.                Sr. Notes (Subord.)    12.000       1999      4,000,000     4,120,000
  Wainoco Oil Corp.                     Sr. Notes              12.000       2002      3,250,000     3,315,000
-------------------------------------------------------------------------------------------------------------
                                                                                                   14,670,739
-------------------------------------------------------------------------------------------------------------
PAPER & PACKAGING (1.4%)
  Owens Illinois, Inc.                  Deb.                   11.000       2003      4,500,000     4,916,250
  Rainy River Forest Products, Inc.     Sr. Secd. Notes        11.000       2001      5,000,000     5,350,000
-------------------------------------------------------------------------------------------------------------
                                                                                                   10,266,250
-------------------------------------------------------------------------------------------------------------
RETAIL (2.2%)
  Big 5 Holdings, Inc.                  Sr. Notes (Subord.)    13.625       2002      1,000,000       980,000
  Cole National Group, Inc.             Sr. Notes              11.250       2001      4,000,000     3,960,000
  Hills Stores Co.                      Sr. Notes              10.250       2003      3,500,000     3,325,000
  Pamida, Inc.                          Sr. Notes (Subord.)    11.750       2003      4,500,000     3,960,000
  Service Merchandise Co.               Sr. Deb. (Subord.)      9.000       2004      5,000,000     4,175,000
-------------------------------------------------------------------------------------------------------------
                                                                                                   16,400,000
-------------------------------------------------------------------------------------------------------------
SERVICES (1.1%)
  Comcast Cellular Corp. (Effective
    Yield 11.732%) (c)                  Sr. Part. Notes         0.000       2000      7,380,000     5,535,000
  Community Health Systems, Inc.        Sr. Deb. (Subord.)     10.250       2003      2,500,000     2,637,500
  Santa Fe Hotel, Inc.                  1st Mtge. Notes        11.000       2000        530,000       471,700
-------------------------------------------------------------------------------------------------------------
                                                                                                    8,644,200
-------------------------------------------------------------------------------------------------------------

See Notes to Schedule of Investments.

                                      10

-------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS (3.2%)
  Adelphia Communications Corp.         Sr. Notes              12.500%      2002    $ 3,000,000  $  3,045,000
  Pagemart, Inc. (Effective Yield       Unit (Sr. Disc.
    12.250%) (c)                        Notes/Wts.)             0.000       2003      3,050,000     1,986,313
  Rogers Cablesystems Ltd.              Sr. Secd. 2nd
                                        Priority Note          10.000       2005      5,500,000     5,651,250
  Time Warner Entertainment Co.         Notes                   8.875       2012      7,500,000     8,027,325
  Videotron Group Ltd.                  Voting Conv. Deb.
                                        (Subord.)              10.625       2005      5,000,000     5,225,000
-------------------------------------------------------------------------------------------------------------
                                                                                                   23,934,888
-------------------------------------------------------------------------------------------------------------
TRANSPORTATION (1.9%)
  California Petroleum Transport
    Corp.                               1st Mtge. Notes         8.520       2015      5,000,000     5,252,450
  Eletson Holdings, Inc.                1st Mtge. Notes         9.250       2003      4,999,500     4,799,520
  Gearbulk Holding Ltd.                 Sr. Notes              11.250       2004      4,000,000     4,180,000
-------------------------------------------------------------------------------------------------------------
                                                                                                   14,231,970
-------------------------------------------------------------------------------------------------------------
UTILITIES (2.3%)
  Chugach Electric Association, Inc.    1st Mtge. Bds.          9.140       2022     13,150,000    14,683,290
  Montana Power Co.                     1st Mtge. Notes         7.700       1999      2,400,000     2,496,792
-------------------------------------------------------------------------------------------------------------
                                                                                                   17,180,082
-------------------------------------------------------------------------------------------------------------
TOTAL INDUSTRIAL BONDS & NOTES (Cost--$368,010,432)                                               369,932,010
-------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLARS)
  (6.0%)
  Gulf Canada Resources Ltd.            Sr. Notes (Subord.)     9.625       2005      3,500,000     3,500,000
  Indah Kiat International Finance      Gtd. Sr. Secd.
    Co. B. V.                           Notes                  11.875       2002      4,000,000     4,080,000
  Ispat Mexicana S.A.                   Sr. Unsecd. Deb.       10.375       2001      5,000,000     4,400,000
  Manitoba Province, Canada             Deb.                    9.625       1999      8,750,000     9,637,600
  Midland Amern Capital Corp            Gtd. Notes             12.750       2003      2,500,000     2,931,475
  Northern Telecom Ltd.                 Notes                   8.250       1996      3,500,000     3,556,140
  Republic of Argentina                 Sr. Notes               8.375       2003      5,500,000     4,028,750
  Republic of Argentina                 Sr. Notes               5.000       2023      3,500,000     1,645,000
  Wharf International Capital 1994
    Ltd.                                Gtd. Notes              8.875       2004     10,000,000    10,258,300
-------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS (U.S. DOLLARS) (Cost--$42,126,720)                                             44,037,265
-------------------------------------------------------------------------------------------------------------
ADJUSTABLE RATE MORTGAGE SECURITIES (1.4%)
  FNMA Pool #070119                     Cap 12.018%, Margin
                                        2.000% + CMT            7.173       2017      3,265,861     3,361,796
  FNMA Pool #124289                     Cap 13.432%, Margin
                                        2.005% + CMT            7.678       2021      6,844,955     7,027,852
-------------------------------------------------------------------------------------------------------------
TOTAL ADJUSTABLE RATE MORTGAGE SECURITIES (Cost--$10,473,461)                                      10,389,648
-------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (16.7%)
  Chase Mortgage Finance Corp.          Series 1992 F Class     8.250       2007        421,552       420,642
    (Est. Mat. 1995) (g)                A4

                                                                                     (continued on next page)

                                      11

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
  Collateralized Mortgage Investors
    Trust
    (Est. Mat. 1996) (g)                Series 6 Class D        8.800%      2006    $ 5,000,000  $  5,060,750
  Debartolo Capital Partnership
    (Est. Mat. 2000) (g)                Commercial Mtge.        7.610       2004      9,000,000     9,185,625
                                        Class B
  FHA Pool #02043143 (Est. Mat.
    1999) (g)                           Blair House Project     9.125       2034      3,284,180     3,382,706
  FHA Pool #02043143 (Est. Mat.
    1999) (g)                           Blair House Project    10.250       2034      2,508,755     2,584,018
  FHLMC (Est. Mat. 2010) (g)            Series G8 Class SB
                                        inverse floater         9.600       2023        191,912       144,894
  FHLMC (Est. Mat. 2005) (g)            Series 1615 Class
                                        SB inverse floater      3.214       2008      5,265,900     3,218,781
  FHLMC (Est. Mat. 2005) (g)            Series 1666 inverse
                                        floater                 5.360       2024      7,101,893     4,678,159
  FHLMC (Est. Mat. 1999) (g)            Series 1684 Class
                                        JC                      5.507       2020      6,161,109     6,072,543
  FHLMC (Est. Mat. 1999) (g)            Series 1684 Class
                                        JD COFI inverse IO      3.493       2020      6,385,302       381,123
  FHLMC (Est. Mat. 2004) (g)            Series 1360 Class
                                        PK                     10.000       2020      5,000,000     5,638,650
  FNMA REMIC Trust (Est. Mat. 2001)     Series 1992 117
    (g)                                 Class K                 7.500       2021      7,250,000     7,261,745
  FNMA REMIC Trust (Est. Mat. 2007)     Series 1993 038
    (g)                                 Class L                 5.000       2022      5,000,000     4,117,750
  Green Tree Financial Corp. (Est.      Series 1994 A Class
    Mat. 1998) (g)                      A                       6.900       2004      3,222,499     3,183,217
  Green Tree Financial Corp. (Est.      Series 1994 B Class
    Mat. 1997) (g)                      A                       7.850       2004      3,551,783     3,551,783
  Merrill Lynch Mortgage Investors,     Series 1992 D Class
    Inc. (Est. Mat. 1999) (g)           B                       8.500       2017      3,081,199     3,192,461
  The Money Store Home Equity Trust     Series 1995 A Class
    (Est. Mat. 1997) (g)                A                       7.925       2014      7,270,000     7,431,031
  Paine Webber Mortgage Acceptance      Series 1993 5 Class
    Corp. IV (Est. Mat. 1997) (g)       A3                      6.875       2008      5,553,412     5,553,412
  Prudential Home Mortgage              Series 1992 A Class
    (Est. Mat. 2001) (g)                2B2 (Subord.)           7.900       2022     14,000,000    12,950,000
  Prudential Home Mortgage              Series 1995 A Class
    (Est. Mat. 2007) (g)                B (Subord.)             8.980       2025      6,440,073     6,472,274
  Residential Funding Mortgage
    Securities I                        Series 1994 S15
    (Est. Mat. 1997) (g)                Class A1                7.750       2024      7,404,153     7,540,611
  U.S. Home Equity Loan (Est. Mat.      Series 1991 2 Class
    1997) (g)                           B                       9.125       2021      4,569,000     4,698,897
  Volvo Car Finance Grantor Trust
    (Effective Yield 6.62%)             Series 1993 2 Class
    (Est. Mat. 1996) (c) (f) (g)        A                       0.000       1997      4,601,203     4,363,235
  Zale Funding Trust (Est. Mat.         Series 1994 1 Class
    1999) (f) (g)                       A2                      7.325       2003     11,000,000    11,292,188
-------------------------------------------------------------------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost--$123,014,375)                                    122,376,495
-------------------------------------------------------------------------------------------------------------
MORTGAGE PASS-THROUGH CERTIFICATE (1.0%)
  Resolution Trust Corp. Mortgage       Series 1995 Class
    Pass-Through (Cost $7,137,846)      2C                      7.500       2028      7,250,000     7,277,188
-------------------------------------------------------------------------------------------------------------

See Notes to Schedule of Investments.

                                      12

-------------------------------------------------------------------------------------------------------------
UNITED STATES GOVERNMENT ISSUES (15.3%)
  U.S. Treasury Notes                                           6.500%       2005   $ 5,000,000  $  5,076,550
  U.S. Treasury Notes                                           6.750        2000    15,500,000    15,899,583
  U.S. Treasury Notes                                           7.500        2002     3,200,000     3,429,984
  U.S. Treasury Notes                                           7.875        2004    16,700,000    18,450,828
  U.S. Treasury Notes                                           8.875        1998    14,350,000    15,547,364
  U.S. Treasury Notes                                           8.875        2000     9,750,000    10,845,315
  U.S. Treasury Bonds                                           6.875        2025     7,500,000     7,707,450
  U.S. Treasury Bonds                                           7.625        2025    31,730,000    35,354,201
-------------------------------------------------------------------------------------------------------------
TOTAL UNITED STATES GOVERNMENT ISSUES (Cost--$112,908,472)                                        112,311,275
-------------------------------------------------------------------------------------------------------------
TOTAL FIXED INCOME (Cost--$666,921,306)                                                           669,407,319
=============================================================================================================
COMMON STOCKS/RIGHTS/WARRANTS (0.9%)
  Hollywood Casino Corp. (d)                                                            611,665     5,160,923
  Pagemart, Inc., wts. (b) (d) (f)                                                       14,030        56,120
  PM Holdings Corp. (d)                                                                   2,964             3
  Purity Supreme, Inc. wts. (d)                                                          34,655           347
  Reliance Group Holdings, Inc. wts.
    (d)                                                                                  67,904       135,808
  Santa Fe Hotel, Inc. wts. (d)                                                          53,000           530
  Uniroyal Chemical Corp. Investors
    Holding, Inc. (d)                                                                   119,971     1,244,699
-------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS/RIGHTS/WARRANTS (Cost--$173,560)                                                6,598,430
=============================================================================================================
SHORT-TERM INVESTMENTS (6.6%)
  United States Government or Agency
    Issues (4.7%)
  Federal Home Loan Bank Discount
    Notes                                                                    1995    20,000,000    19,943,400
  U.S. Treasury Bills                                                        1995    14,800,000    14,695,068
-------------------------------------------------------------------------------------------------------------
TOTAL UNITED STATES GOVERNMENT OR AGENCY ISSUES (Cost $34,636,447)                                 34,638,468
-------------------------------------------------------------------------------------------------------------
                                                                                      Maturity
                                                                                       Value
-------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (1.9%)
  Goldman Sachs Group LP, purchased 8/31/95, (Collateralized by $13,894,431 FHLMC, 6.257%, 4/1/31) (Cost $13,633,000)
    (e)                                                         5.820      9/1/95   $13,635,204    13,633,000
-------------------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost--$48,269,447)                                                   48,271,468
=============================================================================================================
TOTAL INVESTMENTS (Cost--$715,364,313) (a) (98.6%)                                                724,277,217
-------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (1.4%)                                                           10,560,063
-------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                $734,837,280
=============================================================================================================

                                                                                     (continued on next page)


Notes to Schedule of Investments:

(a) The cost of investments for federal income tax purposes amounted to $715,969,343. Gross unrealized appreciation and depreciation of investments, based on identified tax cost, at August 31, 1995, are as follows:

Gross unrealized appreciation       $ 19,064,680
Gross unrealized depreciation        (10,756,806)
                                     -----------
Net unrealized appreciation         $  8,307,874
                                     ===========

(b) Illiquid securities which may not be sold or disposed of in the ordinary course of business within seven days at approximately the current market value. The combined value of such securities at August 31, 1995 was $7,047,330 (1.0% of the Fund's net assets at August 31, 1995).

(c) Effective yield (calculated at date of purchase) is the yield at which the bond accretes on an annual basis until maturity date.

(d) Non-income-producing security.

(e) The repurchase ageements are fully collateralized by U.S. Government and/or agency obligations based on market prices at August 31, 1995.

(f) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(g) The estimated maturity of a Collateralized Mortgage Obligation ("CMO") is based on current and projected pre-payment rates. Changes in interest rates can cause the estimated maturity to differ from the listed date. The estimated maturity dates are unaudited.

(h) Securities valued in good faith by management under procedures approved by the Fund's Board of Trustees. At August 31, 1995, the fair value of these securities was $6,991,210 (1.0% of the Fund's net assets at August 31, 1995).

Legend of Portfolio Abbreviations:

CMO--Collateralized Mortgage Obligation
CMT--1, 3 or 5 year Constant Maturity Treasury  Index
COFI--Cost of Funds Index
FHLMC--Federal Home Loan Mortgage Corporation
FNMA--Federal National Mortgage Association
GNMA--Government National Mortgage Association
IO--Interest Only
REMIC--Real Estate Mortgage Investment Conduit

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the year)

                                                       Year Ended August 31,
                 ------------------------------------------------------------------------------------------------------------------
                    1995       1994       1993       1992        1991       1990          1989       1988       1987       1986
===================================================================================================================================
Net asset
  value
  beginning
  of year         $15.28     $17.06       $16.44     $15.37      $15.51     $17.74        $17.99     $18.91     $20.08     $18.84
-----------------------------------------------------------------------------------------------------------------------------------
Income from
  investment
  operations:
Net
  investment
  income            1.06       1.06         1.28        1.33       1.33       1.53          1.71        1.78       1.83      2.07
Net gain
  (loss) on
  investments
  and closed
  futures
  contracts         0.11      (1.62)        0.70        1.14       0.17      (1.94)        (0.13)      (0.81)     (1.01)     1.38
Net
  commissions
  paid on
  fund share
  sales (a)            0          0            0           0          0          0             0           0          0     (0.21)
-----------------------------------------------------------------------------------------------------------------------------------
Total from
  investment
  operations        1.17      (0.56)        1.98        2.47       1.50      (0.41)         1.58        0.97       0.82      3.24
-----------------------------------------------------------------------------------------------------------------------------------
Less
  distributions
  from:
Net
  investment
  income           (1.06)     (1.22)       (1.28)      (1.33)     (1.63)     (1.61)        (1.83)      (1.85)     (1.85)    (2.00)
In excess of
  net
  investment
  income           (0.22)         0        (0.08)      (0.07)     (0.01)     (0.21)            0            0          0         0
Tax basis
  return of
  capital          (0.08)         0            0           0          0          0             0            0          0         0
Net realized
  gain on
  investments          0          0            0           0          0          0             0        (0.04)     (0.14)        0
-----------------------------------------------------------------------------------------------------------------------------------
Total
  distributions    (1.36)     (1.22)       (1.36)      (1.40)     (1.64)     (1.82)        (1.83)      (1.89)     (1.99)     (2.00)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset
  value end
  of year         $15.09     $15.28       $17.06      $16.44      $15.37     $15.51        $17.74     $17.99     $18.91     $20.08
-----------------------------------------------------------------------------------------------------------------------------------
Total return
  (b)               8.13%     (3.53%)      12.73%      16.88%     10.58%     (2.44%)        9.23%       5.61%      4.20%     18.01%
Ratios/supple-
  mental data
Ratios to
  average net
  assets:
 Total
  expenses          1.81%      1.75%        1.89%       1.99%       1.94%      1.89%         1.84%       1.68%      1.68%     1.00%
 Net
  investment
  income            7.05%      6.48%        7.73%       8.29%       8.74%      9.26%         9.52%       9.82%      9.31%    10.37%
Portfolio
  turnover
  rate              178%        200%         133%        117%        101%        43%           47%        46%        74%        69%
-----------------------------------------------------------------------------------------------------------------------------------
Net assets
  end of year
  (thousands)   $734,837   $814,245   $1,004,393    $902,339    $814,528   $860,615    $1,000,305   $838,892   $889,333   $558,734
-----------------------------------------------------------------------------------------------------------------------------------

(a) Prior to June 30, 1987, net commissions paid on new sales of shares under the Fund's Rule 12b-1 Distribution Plan had been treated for both financial statement and tax purposes as capital charges. On June 11, 1987, the Securities and Exchange Commission adopted a rule which required for financial statements for the periods ended on or after June 30, 1987, that net commissions paid under Rule 12b-1 be treated as operating expenses rather than capital charges. Accordingly, beginning with the year ended August 31, 1987, the Fund's financial statements reflect 12b-1 Distribution Plan expenses (i.e., shareholder service fees plus commissions paid net of deferred sales charges received by the Fund) as a component of net investment income.

(b) Excluding applicable sales charges.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1995
===================================================================
Assets: (Note 1):
 Investments at market value
  (identified cost--$715,364,313)                     $ 724,277,217
 Cash                                                           103
 Receivable for:
  Investments sold                                        3,705,516
  Fund shares sold                                          354,497
  Interest                                               11,346,054
 Prepaid expenses                                           116,450
-------------------------------------------------------------------
   Total assets                                         739,799,837
-------------------------------------------------------------------
Liabilities (Notes 2, 4 and 5):
 Payable for:
  Investments purchased                                     244,800
  Fund shares redeemed                                    2,341,151
  Distributions to shareholders                           2,237,949
 Due to related parties                                      13,385
 Other accrued expenses                                     125,272
-------------------------------------------------------------------
   Total liabilities                                      4,962,557
-------------------------------------------------------------------
Net assets                                            $ 734,837,280
===================================================================
Net assets represented by (Note 1):
 Paid-in capital                                      $ 897,724,605
 Accumulated distributions in excess of net
  investment  income                                     (2,237,949)
 Accumulated net realized gain (loss) on investments   (169,562,280)
 Net unrealized appreciation (depreciation) on
   investments                                            8,912,904
-------------------------------------------------------------------
   Total net assets applicable to outstanding
     shares of beneficial interest ($15.09 a
     share on 48,710,058 shares outstanding)          $ 734,837,280
===================================================================

STATEMENT OF OPERATIONS
Year Ended August 31, 1995
===================================================================
Investment income (Note 1):
 Interest                                              $ 67,051,003
-------------------------------------------------------------------
Expenses (Notes 2 and 4):
 Management fee                         $  3,982,976
 Transfer agent fees                       1,674,129
 Accounting, auditing and legal               88,904
 Custodian fees                              259,614
 Printing                                     34,214
 Trustees' fees and expenses                  40,014
 Distribution plan expenses                7,512,556
 Registration fees                            46,386
 Miscellaneous                                51,615
-------------------------------------------------------------------
   Total expenses                                        13,690,408
-------------------------------------------------------------------
Net investment income                                    53,360,595
-------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and
   closed futures contracts (Notes 1 and 3):
Net realized gain (loss) on:
 Investments                             (24,643,115)
 Closed futures contracts                   (627,562)
-------------------------------------------------------------------
Net realized gain (loss) on
  investments
   and closed futures contracts                         (25,270,677)
-------------------------------------------------------------------
Net change in unrealized appreciation
   (depreciation) on investments                         29,299,264
-------------------------------------------------------------------
Net gain (loss) on investments and
   closed futures contracts                               4,028,587
-------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                           $ 57,389,182
===================================================================


See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 Year Ended August 31,
                                                                            ------------------------------
                                                                                1995             1994
==========================================================================================================
Operations:
  Net investment income                                                     $  53,360,595   $   60,539,075
  Net realized gain (loss) on investments and closed futures contracts        (25,270,677)     (14,280,675)
  Net change in unrealized appreciation (depreciation) on investments          29,299,264      (77,265,931)
----------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from operations              57,389,182      (31,007,531)
----------------------------------------------------------------------------------------------------------
Distributions to shareholders from (Notes 1 and 5):
  Net investment income                                                       (53,360,595)     (70,243,075)
  In excess of net investment income                                          (11,593,245)               0
  Tax basis return of capital                                                  (3,726,265)               0
----------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                                       (68,680,105)     (70,243,075)
----------------------------------------------------------------------------------------------------------
Capital share transactions (Note 2):
  Proceeds from shares sold                                                   115,263,649      128,708,064
  Payments for shares redeemed                                               (222,230,419)    (257,623,056)
  Net asset value of shares issued in reinvestment of dividends and
    distributions                                                              38,850,254       40,016,840
----------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from capital share
    transactions                                                             (68,116,516)     (88,898,152)
----------------------------------------------------------------------------------------------------------
    Total increase (decrease) in net assets                                  (79,407,439)    (190,148,758)
----------------------------------------------------------------------------------------------------------
Net assets:
  Beginning of year                                                           814,244,719    1,004,393,477
----------------------------------------------------------------------------------------------------------
  End of year [Accumulated distributions in excess of net investment
    income as follows: 1995--($2,237,949) and 1994--($6,280,569)] (Note 1)  $ 734,837,280   $  814,244,719
==========================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

(1.) Significant Accounting Policies

Keystone Diversified Bond Fund (B-2) (formerly Keystone Custodian Fund, Series B-2), (the "Fund") is a common law trust for which Keystone Management, Inc. ("KMI") is the Investment Manager and Keystone Investment Management Company (formerly Keystone Custodian Funds, Inc.) ("Keystone") is the Investment Adviser. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end investment company.

  Keystone is a wholly-owned subsidiary of Keystone Investments Inc. (fomerly Keystone Group, Inc.) ("KII"), a Delaware corporation. KII is privately owned by an investor group consisting of members of current and former members of management of Keystone and its affiliates. Keystone Investor Resource Center, Inc. ("KIRC"), a wholly-owned subsidiary of Keystone, is the Fund's transfer agent.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investments are usually valued at the closing sales price or, in the absence of sales and for over-the-counter securities, the mean of bid and asked quotations. Management values the following securities at prices it deems in good faith to be fair: (a) securities (including restricted securities) for which complete quotations are not readily available and (b) listed securities if, in the opinion of management, the last sales price does not reflect a current value or if no sale occurred. Short-term investments maturing in sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in more than sixty days when purchased which are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market. Investments denominated in a foreign currency are adjusted daily to reflect changes in exchange rates. Market quotations are not considered to be readily available for long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

  The Fund enters into currency and other financial futures contracts as a hedge against changes in interest or currency rates. A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security, financial instrument, or, in the case of a stock index, cash at a set price on a future date. Upon entering into a futures contract the Fund is required to deposit with a broker an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, as the value of the underlying instrument or index fluctuates, and are recorded for book purposes as unrealized gains or losses by the Fund. For federal tax purposes, any futures contracts which remain open at fiscal year-end are marked-to-market and the resultant net gain or loss is included in federal taxable income. In addition to market risk, the Fund is subject to the credit risk that the other party will not be able to complete the obligations of the contract.

  Foreign currency amounts are translated into United States dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange, purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gains/losses are a component of unrealized appreciation/depreciation of investments.

B. Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are recorded on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. All discounts are amortized for both financial reporting and federal income tax purposes. Distributions to shareholders are recorded at the close of business on the record date.

C. The Fund has qualified, and intends to qualify in the future, as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"). Thus, the Fund expects to be relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund intends to avoid any excise tax liability by making the required distributions under the Internal Revenue Code.

D. When the Fund enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price) the repurchase price of the securities will generally equal the amount paid by the Fund plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide securities ("collateral") to the Fund whose value will be maintained at an amount not less than the repurchase price, and which generally will be maintained at 101% of the repurchase price. The Fund monitors the value of collateral on a daily basis, and if the value of the collateral falls below required levels, the Fund intends to seek additional collateral from the seller or terminate the repurchase agreement. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price. Any such loss would be increased by any cost incurred on disposing of such securities. If bankruptcy proceedings are commenced against the seller under the repurchase agreement, the realization on the collateral may be delayed or limited. Repurchase agreements entered into by the Fund will be limited to transactions with dealers or domestic banks believed to present minimal credit risks, and the Fund will take constructive receipt of all securities underlying repurchase agreements until such agreements expire.

  Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.

E. The Fund may enter into forward foreign currency exchange contracts ("contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets. Contracts are recorded at market value and are marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions.

The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

F. The Fund distributes net investment income monthly and net capital gains, if any, annually. Distributions are determined in accordance with income tax regulations. The significant differences between financial statement amounts available for distribution and distributions made in accordance with income tax regulations are primarily due to the different treatment of 12b-1 expenses prior to April 1995, differences in the treatment of paydown losses and the deferral of losses for income tax purposes that have been recognized for financial statement purposes.

(2.) Capital Share Transactions

The Trust agreement authorizes the issuance of an unlimited number of shares of beneficial interest with a par value of $1.00. Transactions in shares of the Fund were as follows:

                               Year Ended August 31,
                                1995           1994
----------------------------------------------------------
Shares sold                   7,685,412       7,793,456
Shares redeemed             (14,886,517)    (15,835,294)
Shares issued in
  reinvestment of
  dividends and
  distributions               2,612,246       2,454,488
----------------------------------------------------------
Net increase (decrease)      (4,588,859)     (5,587,350)
==========================================================


   The Fund bears some of the costs of selling its shares under a Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Distribution Plan, the Fund pays Keystone Investment Distributors Company (formerly Keystone Distributors, Inc.) ("KIDC"), the principal underwriter and a wholly-owned subsidiary of Keystone, amounts which in total may not exceed the Distribution Plan maximum.

   In connection with the Distribution Plan and subject to the limitations discussed below, Fund shares are offered for sale at net asset value without any initial sales charge. From the amounts received by KIDC in connection with the Distribution Plan, and subject to the limitations discussed below, KIDC generally pays dealers or others a commission equal to 4.00% of the price paid to the Fund for each sale of Fund shares as well as a shareholder service fee at a rate of 0.25% per annum of the net asset value of shares sold by such brokers or others and remaining outstanding on the books of the Fund for specified periods.

   To the extent Fund shares are redeemed within four calendar years of original issuance, the Fund may be eligible to receive a deferred sales charge from the investor as partial reimbursement for sales commissions previously paid on those shares. This charge is based on declining rates, which begin at 4.00%, applied to the lesser of the net asset value of shares redeemed or the total cost of such shares.

   Commencing on July 8, 1992, contingent deferred sales charges applicable to shares of the Fund issued after January 1, 1992 have, to the extent permitted by the NASD Rule, been paid to KIDC rather than to the Fund.

   The Distribution Plan provides that the Fund may incur certain expenses which may not exceed a maximum amount equal to 0.3125% of the Fund's average daily net assets for any calendar year (approximately 1.25% annually) occuring after the inception of the Distribution Plan. A rule of the National Association of Securities Dealers, Inc. ("NASD Rule") limits the annual expenditures which the Fund may incur under the Distribution Plan to 1% of which 0.75% may be used to pay such distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD Rule also will limit the aggregate amount which the

Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the Fund's 12b-1 Distribution Plan, plus interest at the prime rate plus 1.00% on unpaid amounts thereof (less any contingent deferred sales charges paid by the shareholders to KIDC).

   KIDC intends, but is not obligated, to continue to pay or accrue distribution charges which exceed current annual payments permitted to be received by KIDC from the Fund. KIDC intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus one percent) at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits. KIDC currently intends to seek payment of interest only on such charges paid or accrued by KIDC subsequent to January 1, 1992.

   During the year ended August 31, 1995, the Fund paid KIDC $7,545,356 under its Distribution Plan. The amount paid by the Fund under its Distribution Plan, net of deferred sales charges, was $7,512,556 (1.00% of the Fund's average daily net asset value). During the year ended August 31, 1995, KIDC received $5,813,521 after payments of commissions on new sales to dealers and others of $3,216,034.

   Under the NASD Rule, the maximum uncollected amount for which KIDC may seek payment from the Fund under its distribution Plan is $22,382,869 (3.05% of the Fund's net assets at August 31, 1995).

(3.) Securities Transactions

As of August 31, 1995, the Fund had a capital loss carryover for federal income tax purposes of approximately $149,889,000 which expires as follows:
1998--$38,243,000; 1999--$85,002,000; and 2003--$26,644,000. For the year ended August 31, 1995, purchases and sales of investment securities were as follows:

                               Cost of        Proceeds
                              Purchases      from Sales
---------------------------------------------------------
Portfolio securities      $1,303,878,601   $1,394,796,648
Short-term investments     3,233,485,118    3,233,177,500
---------------------------------------------------------
                          $4,537,363,719   $4,627,974,148
=========================================================

(4.) Investment Management and Transactions with Affiliates

Under the terms of the Investment Management Agreement between KMI and the Fund, 1989, KMI provides investment management and administrative services to the Fund. In return, KMI is paid a management fee computed and paid daily which is based upon both Fund net assets and gross income earned by the Fund. The fee is calculated at a rate of 2.0% of the Fund's gross investment income plus an amount determined by applying percentage rates, that start at 0.50% and decline, as net assets increase to 0.25% per annum, to the net asset value of the Fund. KMI has entered into an Investment Advisory Agreement with Keystone, under which Keystone provides investment advisory and management services to the Fund and receives for its services an annual fee representing 85% of the management fee received by KMI. During the year ended August 31, 1995, the Fund paid or accrued to KMI investment management and administrative services fees of $3,982,976 which represented 0.53% of the Fund's average net assets. Of such amount paid to KMI, $3,385,529 was paid to Keystone for its services to the Fund.

   During the year ended August 31, 1995, the Fund paid or accrued to KII $26,592 for certain accounting services and to KIRC $1,674,129 for transfer agent fees.

(5.) Distributions to Shareholders

A distribution of net investment income of $0.10 per share was declared payable by October 5, 1995 to shareholders of record September 25, 1995. This distribution is not reflected in the accompanying financial statements.

INDEPENDENT AUDITORS' REPORT

The Trustees
Keystone Diversified Bond Fund (B-2)
(formerly Keystone Custodian Fund, Series B-2)

We have audited the accompanying statement of assets and liabilities of Keystone Diversified Bond Fund (B-2), including the schedule of investments, as of August 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Diversified Bond Fund (B-2) as of August 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended in conformity with generally accepted accounting principles.

                                                         KPMG Peat Marwick LLP

Boston, Massachusetts
September 29, 1995

FEDERAL TAX STATUS--FISCAL 1995 DISTRIBUTIONS (Unaudited)

   During the fiscal year ended August 31, 1995, distributions of $1.36 per share were paid in shares or cash. This total includes a nontaxable return of capital equal to $0.076 per share. The remaining dividends are taxable to shareholders as ordinary income in the year in which received by them or credited to their accounts and are not eligible for the corporate dividends received deduction.

   In January 1996, we will send you complete information on the distributions paid during the calendar year 1995 to help you in completing your federal tax return.

[Back Cover]

Keystone
Family Of Funds

[diamond]

Balanced Fund (K-1)
Diversified Bond Fund (B-2)
Growth and Income Fund (S-1)
High Income Bond Fund (B-4)
International Fund
Liquid Trust
Mid-Cap Growth Fund (S-3)
Precious Metals Holdings
Quality Bond Fund (B-1)
Small Company Growth Fund (S-4)
Strategic Growth Fund (K-2)
Tax Exempt Trust
Tax Free Fund

This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Keystone funds, contact your financial adviser or call Keystone at 1-800-343-2898.


[Keystone Logo] KEYSTONE
                INVESTMENTS
                P.O. Box 2121
                Boston, Massachusetts 02106-2121

DBF-AR-10/95
41.5M                               ["Recycled" symbol]

[Front Cover]

K E Y S T O N E

[Photo: Family (with baby on Dad's shoulders) strolls through park with picnic basket]

DIVERSIFIED
BOND FUND (B-2)

[Keystone Logo]

ANNUAL REPORT
AUGUST 31, 1995